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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 22, 2007

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Pennslyvania                 0-20212               23-1969991
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)            File Number)        Identification No.)


2400 Benville Road, Reading, Pennsylvania                             19605
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            ARROW INTERNATIONAL, INC.


Item 8.01 Other Events.

On February 22, 2007, the Board of Directors of Arrow International, Inc. (the "Company") approved an additional postponement of the Company's 2007 Annual Meeting of Shareholders from Thursday, April 19, 2007, to Tuesday, July 17, 2007.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ARROW INTERNATIONAL, INC.



Date: February 26, 2007            By:      /s/ Carl G. Anderson, Jr.
                                            ------------------------------------

                                            Carl G. Anderson, Jr.
                                            Chairman and Chief Executive Officer
                                            (Principal Executive Officer)



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